UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

FTAC HERA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40156	98-1579435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	HERAU	NASDAQ Capital Market
Class A ordinary shares, par value $0.0001 per share	HERA	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one Class A ordinary share	HERAW	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2021, FTAC Hera Acquisition Corp. (the “Company”) consummated the sale of 80,000,000 units (the “Units”) in its initial public offering (the “IPO”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Shares”), and one-fourth of one redeemable warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one Ordinary Share for $11.50 per share. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $800,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 12,000,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”). On March 5, 2021, the Underwriters exercised the Over-Allotment Option in part and waived the remainder of the Over-Allotment Option. On March 9, 2021, the Company sold 5,147,760 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $51,477,600. As a result of the Underwriters’ determination not to fully exercise the Over-Allotment Option, certain of the Company’s initial shareholders forfeited an aggregate of 1,713,060 Class B ordinary shares of the Company. Following the consummation of the IPO and the sale of the Over-Allotment Units, there were an aggregate of 108,834,700 ordinary shares of the Company issued and outstanding.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-252605) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 3, 2021 (the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the Underwriters;

●	An Investment Management Trust Agreement, dated March 3, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated March 3, 2021, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated March 3, 2021, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated March 3, 2021, by and among the Company, its officers and directors and certain of the Company’s security holders;

●	A Placement Unit Subscription Agreement, dated March 3, 2021, between the Company and FTAC Hera Sponsor, LLC;
●	A Purchase Agreement, dated March 3, 2021, between the Company and certain funds and accounts managed by Millennium Management LLC (“Millennium”); and

●	An Administrative Services Agreement, dated March 3, 2021, between the Company and FTAC Hera Sponsor, LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 1,920,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $19,200,000. The Placement Units were purchased by Millennium (960,000 Units) and one of the Company’s sponsors, FTAC Hera Sponsor, LLC (960,000 Units). The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by Millennium, the Sponsor or their permitted transferees (a) they are not redeemable by the Company (subject to certain limited exceptions), (b) they (including the underlying Ordinary Shares) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cashless basis. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 3, 2021, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum”) with the Cayman Islands General Registry. A description of the material terms of the Amended and Restated Memorandum is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Memorandum is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $851,477,600 of the net proceeds from the IPO, the Private Placement and the sale of the Over-Allotment Units (which includes $30,831,268 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or up to $100,000 of interest for dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) in connection with a shareholder vote to amend the Amended and Restated Memorandum (A) to modify the substance or timing of the Company’s obligation to redeem 100% of its Ordinary Shares if it does not complete an initial business combination within 24 months from the completion of the IPO or (B) with respect to the other provisions relating to shareholders’ rights or pre-business combination activity or (iii) the redemption of all Ordinary Shares issued in the IPO if the Company is unable to consummate an initial business combination within 24 months from the completion of the IPO.

A copy of the press release issued by the Company on March 3, 2021 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on March 9, 2021 regarding the closing of the IPO and the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 3, 2021, among the Company and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

3.1	Amended and Restated Memorandum and Articles of Association, filed with the Cayman Islands General Registry on March 3, 2021.

4.1	Warrant Agreement, dated March 3, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated March 3, 2021, by and among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated March 3, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated March 3, 2021, between the Company and certain security holders of the Company.

10.4	Placement Unit Subscription Agreement, dated March 3, 2021, between the Company and FTAC Hera Sponsor, LLC.

10.5	Purchase Agreement, dated March 3, 2021, between the Company and certain funds and accounts managed by Millennium Management LLC

10.6	Administrative Services Agreement, dated March 3, 2021, between the Company and FTAC Hera Sponsor, LLC.

99.1	Press Release dated March 3, 2021 (pricing of the IPO).

99.2	Press Release dated March 9, 2021 (closing of the IPO and Over-Allotment).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2021	FTAC HERA ACQUISITION CORP.

	By:	/s/ Daniel G. Cohen
	Name:	Daniel G. Cohen
	Title:	President and Chief Executive Officer

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